Exhibit 24.1

POWER OF ATTORNEY

(Form S-4)

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below, in his capacity as director or officer of The Mosaic Company as listed below, hereby constitutes and appoints Richard L. Mack and Mark J. Isaacson his or her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to execute a Registration Statement on Form S-4 (File No. 333-119275) relating to the registration under the Securities Act of 1933, as amended, of the guarantees to be issued by The Mosaic Company, Mosaic Fertilizer, LLC and Mosaic Crop Nutrition, LLC with respect to certain debt securities of Mosaic Global Holdings Inc. and Phosphate Acquisition Partners, L.P., and any and all pre- and post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: October 29, 2004

/s/ Fredric W. Corrigan
Fredric W. Corrigan
CEO, President and Director (principal executive officer, principal financial officer and principal accounting officer)

/s/ Robert L. Lumpkins
Robert L. Lumpkins
Chairman of the Board

/s/ Douglas A. Pertz
Douglas A. Pertz
Director

/s/ David B. Mathis
David B. Mathis
Director

/s/ James T. Prokopanko
James T. Prokopanko
Director

/s/ Steven M. Seibert
Steven M. Seibert Director

/s/ Harold H. MacKay
Harold H. MacKay
Director

/s/ William T. Monahan
William T. Monahan
Director

/s/ Guillaume Bastiaens
Guillaume Bastiaens
Director

/s/ Raymond F. Bentele
Raymond F. Bentele
Director

/s/ William R. Graber
William R. Graber
Director

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